Supplement to the
Strategic Advisers® Emerging Markets Fund
April 28, 2012
Prospectus

At a meeting held on September 6, 2012, the Board of Trustees approved the appointment of Acadian Asset Management LLC (Acadian) as a new sub-adviser to the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Acadian Asset Management LLC and Pyramis Global Advisors, LLC.

The following information supplements similar information under the heading "Principal Investment Risks" in the "Fund Summary" section on page 5.

  Multiple Sub-Adviser Risk. Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.

The following information replaces similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 7.

Strategic Advisers is the fund's manager. Acadian Asset Management LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) have been retained to serve as sub-advisers for the fund. Pyramis has not currently been allocated a portion of the fund's assets to manage.

The following information supplements existing information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 7.

John R. Chisholm, CFA, (portfolio manager) has managed Acadian's portion of the fund's assets since September 2012.

The following information supplements similar information under the heading "Principal Investment Risks" in the "Fund Basics" section on page 11.

Multiple Sub-Adviser Risk. Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

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The following information supplements existing information found in the "Fund Management" section on page 19.

Acadian, at 260 Franklin Street, Boston, Massachusetts 02110, has been retained to serve as a sub-adviser for the fund. As of August 31, 2012, Acadian had approximately $46.6 billion in discretionary assets under management. Acadian provides investment advisory services for the fund.

The following information replaces the biographical information found in the "Fund Management" section on page 19.

Strategic Advisers

Wilfred Chilangwa is portfolio manager of the fund, which he has managed since September 2010. He also manages other funds. Since joining Fidelity Investments in 1997, Mr. Chilangwa has worked as a senior fund analyst, an international strategist, and a portfolio manager.

Acadian

John R. Chisholm, CFA, serves as a portfolio manager for Acadian's portion of the fund's assets. Mr. Chisholm joined Acadian in July 1987 and presently serves as Executive Vice President and Chief Investment Officer and oversees Acadian's investment process and investment team.

The following information replaces the fourth full paragraph found in the "Fund Management" section on page 20.

The basis for the Board of Trustees approving the management contract and the sub-advisory agreement with Pyramis for the fund is available in the fund's annual report for the fiscal period ended February 29, 2012.

The basis for the Board of Trustees approving the sub-advisory agreement with Acadian for the fund will be included in the fund's annual report for the fiscal period ended February 28, 2013, when available.

Supplement to the
Strategic Advisers® Emerging Markets Fund of Funds
April 11, 2012
Prospectus

At a meeting held on September 6, 2012, the Board of Trustees approved the appointment of Acadian Asset Management LLC (Acadian) as a new sub-adviser to the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Acadian Asset Management LLC and Pyramis Global Advisors, LLC.

The following information replaces similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 6.

Strategic Advisers is the fund's manager. Acadian Asset Management LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) have been retained to serve as sub-advisers for the fund. Acadian and Pyramis have not currently been allocated a portion of the fund's assets to manage.

The following information replaces similar information in the "Fund Management" section on page 25.

Strategic Advisers has currently retained Acadian, at 260 Franklin Street, Boston, MA 02110, and Pyramis, at 900 Salem Street, Smithfield, Rhode Island 02917 to serve as sub-advisers for the fund. Initially, Strategic Advisers intends to employ a fund of funds investment structure for the fund. As a result, no portion of the fund's assets has been allocated to a sub-adviser. However, Strategic Advisers may allocate assets to one or more sub-advisers in the future, pursuant to the terms of the Exemptive Order described above.

The following information replaces similar information in the "Fund Management" section on page 26.

The basis for the Board of Trustees approving the management contract and the sub-advisory agreement with Pyramis for the fund will be included in the fund's semi-annual report for the fiscal period ending August 31, 2012, when available.

The basis for the Board of Trustees approving the sub-advisory agreement with Acadian for the fund will be included in the fund's annual report for the fiscal period ended February 28, 2013, when available.

RMF-12-01  September 20, 2012
1.948110.100